VERTEX ENERGY

INVESTOR PRESENTATION

May 2014

VTNR
NASDAQ
LISTED

DISCLAIMER

This document may contain forward-looking statements including words such as “may,” “can,” “could,” “should,” “predict,” “aim,” “potential,” “continue,” “opportunity,” “intend,” “goal,” “estimate,” “expect,” “expectations,” “project,” “projections,” “plans,” “anticipates,” “believe,” “think,” “confident,” “scheduled,” or similar expressions, as well as information about management’s view of Vertex Energy’s future expectations, plans and prospects, within the safe harbor provisions under Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Vertex Energy, its divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Vertex Energy files with the Securities and Exchange Commission, including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Vertex Energy’s future results. The forward-looking statements included in this presentation are made only as of the date hereof. Vertex Energy cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Vertex Energy undertakes no obligation to update these statements after the date of this presentation, except as required by law, and also undertakes no obligation to update or correct information prepared by third parties that are not paid for by Vertex Energy.

COMPANY SNAPSHOT

- Second largest advanced processor of Used Motor Oil (UMO) in the U.S. producing a diverse mix of finished products
  - Vacuum Gas Oil (VGO)
  - Base Oil
  - TCEP low sulfur fuel
- Vertically integrated business with core expertise in street-level feedstock collection, refining, and sales
- Developed and patented a unique used motor oil processing technology (TCEP)
- Recent combination with Omega is highly complimentary and expected to generate significant synergies
- Regionally focused model with strategic hubs in the gulf and on the west coast
- Favorable macro tailwinds could lead to gross profit expansion

STOCK PRICE (5/27/14): $8.48

MARKET CAPITALIZATION: $191M

COMBINED REVENUE(1): ~$360M

EMPLOYEES (APPROX): 200

HEADQUARTERS: HOUSTON, TX

Key Terms:

Feedstock – Raw material used in a refining process to produce a higher value finished product

UMO – Used motor oil

VGO – Vacuum Gas Oil, used as a fuel oil or a refining feedstock

TCEP – Thermal Chemical Extraction Process

1) Based on Vertex LTM revenue of $175M as of 3/31/14 and 2013 approximate revenue for Omega of $185 million

OMEGA ACQUISITION OVERVIEW

Transaction	▪ Acquisition of assets from Omega Holdings ▪ Transaction structured in two closings: – Closed on 3 facilities on May 2, 2014: Marrero, Myrtle Grove and Golden State Lubricant Works – Expected to close on Bango facility in Q3 when the plant is fully reconstructed
Consideration	▪ $30.75M of cash and 2M shares of Vertex Common Stock ▪ $7.8M of assumed capital leases and other liabilities ▪ Additional stock consideration issued upon Omega achieving earn-out: – Between 0 – 471K shares if Marrero generates between $8 - $9M of EBITDA (pro rata)(1) – Up to 771K additional shares if Marrero generates between $9 - $18M of EBITDA in 2015 (pro rata) – $6M of stock if Bango generates $5M of EBITDA in each of 2015 and 2016 (2)
Financing	▪ New $40M senior secured term loan from Goldman Sachs (fully drawn) – Fully funded Omega acquisition and retired Vertex existing debt ▪ Increased BofA line of credit availability to $20M (undrawn at acquisition)

Note:
1. During any twelve month period from the closing through December 31, 2015
2. Based on 10-day VWAP (min. price of $3.15 and max of $10.00); subject to partial pro-rata payment based upon achieving minimum $3.5M EBITDA

OVERVIEW OF THE COMPANIES

VERTEX ENERGY

- **Vertex is a leading recycler of used motor oil and refiner of off-specification petroleum and chemical co-products. Vertex operates in 3 divisions:**
- **Black Oil:** direct collection and third party aggregation of used motor, which is processed by Vertex using it's proprietary TCEP process or brokered to other third party refiners ($88M of LTM revenue)
- **Refining & Marketing:** aggregates and manages the refining of petroleum distillates and other off-specification products and sells the refined products to end users ($67M of LTM revenue)
- **Recovery:** Provides dismantling and hydrocarbon recovery services ($20M of LTM revenue)
- **LTM Revenue** = $175M [(1)]
- **LTM Adj. EBITDA** = $7.9M [(1)(2)]

Core Strength: sourcing feedstock and selling finished products

Omega HOLDINGS, LLC

- **Omega Holdings is one of the largest processors of used motor oil in the US. It produces Vacuum Gas Oil ("VGO") and base oil products.**
- **2013 Revenue (Approx.)** = $185M
- **Marrero** – 60M+ gallon processing facility located in Louisiana producing VGO
- **Bango** – 20M+ gallon re-refining facility located in Nevada producing base oils
- **Myrtle Grove** – High potential asset located 26 miles from Marrero which could be used as a future base oil or white oil production facility, receiving VGO from Marrero facility (45 acre facility)
- **Golden State Lube Works (GSLW)** - blending and storage facility in Bakersfield, CA

Core Strength: re-refining used oil

CREATING A DEEPLY INTEGRATED PLAYER IN THE USED MOTOR OIL RECYCLING INDUSTRY THAT CAN BETTER MANAGE COSTS, FINISHED PRODUCT PRICES, AND GROWTH

1. As of 3/31/14
2. See appendix slide 26 for reconciliation

REGIONALLY INTEGRATED MODEL

- There are significant costs associated with moving feedstock over long distances to and from a centrally located processing facility
- The Vertex / Omega combination establishes 2 regional hubs in highly strategic locations, which will optimize transportation costs
  - West Coast - California / Nevada
  - Gulf Region - New Orleans and Houston
  - Vertex can leverage its national aggregation footprint to supply Omega with Cheaper UMO
- Vertex intends to capture additional margin by using its systems and expertise to build street collections as well as offer anti-freeze / filter processing services at the Omega sites
  - <u>Collected gallons are typically cheaper than third party gallons</u>
  - Generate incremental profit from the same generator
  - Creates stickier customer relationships

VERTEX AGGREGATION / REFINING FOOTPRINT



Bango – 20M+ gal
GSLW
Marrero– 60M+ gal
Vertex TCEP – 27M gal
Myrtle Grove

VERTEX ENERGY — Omega Holdings, LLC

PROCESSING FACILITIES

Bango

Capacity: 22 million gallons
Finished Product: Base Oil





Marerro

Capacity: 60+ million gallons
Finished Product: Vacuum Gas Oil





TCEP

Capacity: Up to 30 million gallons
Finished Product: Low Sulfur Cutter





COMPLEMENTARY CORE COMPETENCIES

Vertical Integration

UMO Recycling Value Chain	Core Competency
Packaged / Bulk Sales	Future GSLW Opportunity
Blending	Omega Holdings, LLC / GSLW
Base Oil Sales	Omega Holdings, LLC
Fuel Oil Sales	Vertex Energy
Re-refining / Base Lube	Omega Holdings, LLC
Re-Refining / Fuels	Vertex Energy, Omega Holdings, LLC
UMO Aggregation	Vertex Energy
UMO Collection	Vertex Energy
UMO Generation	

Key Takeaways

- Combination creates an organization with deep vertical integration across the UMO value chain
- Depending on market dynamics, gross profit will shift from one link in the value chain to the next
- Participating in more of the value chain better enables the combined company to capture the majority of available profits
- Deep vertical integration will enable the combined company to profitably weather market conditions and focus on growth – play offense vs. defense
- Highly complementary core competencies create tremendous synergy potential

SYNERGY POTENTIAL

CREATING A DEEPLY INTEGRATED PLAYER IN THE USED MOTOR OIL RECYCLING INDUSTRY THAT CAN BETTER MANAGE COSTS, FINISHED PRODUCT PRICES, AND GROWTH

VERTEX ENERGY + Omega HOLDINGS, LLC =

- **Reduce UMO Costs:** Vertex has the potential to leverage its aggregation network and direct collection capabilities
- **Garner Higher VGO Prices:** Vertex has extensive experience in the fuel oil markets with multiple outlets for VGO, and believes there is potential to improve the current sale price of the product
- **Deploy Regional Model:** leverage Vertex's street level capabilities to build collection footprints around Omega's locations and add Vertex's oil filter and anti-freeze processing capabilities to capture incremental margin and further strengthen generator relationships
- **Enhance proprietary technology:** Leverage Omega's world class engineering team to enhance TCEP technology and potentially increase value of end products
- **Regional Expansion:** Ability to leverage Omega's engineering resources and Vertex's commercial capabilities to expand into new geographic regions
- **Utilization of Net Operating Loss Carry forwards:** Vertex has a $28M NOL it intends to use to offset future profits of the combined organization

CHANGING DYNAMICS IN COST OF FEEDSTOCK

- The U.S. used motor oil recycling industry is a $2.0+ billion industry annually
- Of the 1.3 billion gallons of used oil generated annually, approximately 700 million gallons (50%+) are burned as a source of energy
- The proliferation of cheap, clean and abundant natural gas is having a profound impact on the industry
  - The price of a natural gas BTU is approximately ½ the cost of UMO and the NOx, SO_2, and particulate matter emissions are significantly less
- Cheap natural gas paradigm favors re-refiners through creation of more supply
  - Used oil collectors historically sold to local industrial burners
  - Industrial burners are switching to cheap natural gas, and collectors without infrastructure must now sell to re-refineries
  - May lead to a sustainable decrease in the cost of feedstock

MARKETS FOR USED OIL:
BURNERS (PAPER MILL, ASPHALT KILN)
BASE LUBRICATING OIL
VACUUM GAS OIL (VGO)
EXPORT (UTILITY BLENDS)
HIGH VALUE FUEL (THERMAL CHEMICAL EXTRACTION PROCESS - TCEP)

1.3 BILLION GALLONS OF USED OIL*



100%
75%
50%
25%
0%
200
700
225
175
Improperly Disposed
Unrefined Recycled Fuel
Re-Refined into Lubricating Base Oils
Re-Refined into Intermediate Products
Recycled
Re-Refined

* Midpoint of estimated ranges; gallons in millions

UPCOMING MARINE REGULATIONS

- The maritime shipping industry is the leading contributor of sulfur emissions in the transportation sector
- New U.S. / EU marine regulations beginning Jan. 1, 2015, and globally in 2020 may greatly increase the demand for low sulfur fuels such as VGO and TCEP

New Regulations

- New Sulfur Emission Control Area (SECA) levels go into effect in North America and northern Europe on January 1, 2015, which require ships operating within 200 nautical miles of shore to lower sulfur emissions from 10,000 ppm (1%) to 1,000 ppm (0.1%)
- Many industry sources believe shippers will elect to switch to low sulfur gas oil as opposed to burning LNG or installing scrubbers due to high investment costs, long payback periods, and lack of available infrastructure
- The net impact of these regulations could result in increased demand of more than 3.5 billion gallons of low-sulfur fuel beginning in 2015
- Emission regulations will continue to tighten when the global sulfur limit decreases from 3.5% to 0.5% in 2020

REUTERS

New fuel rules for ships could prompt gasoil price spike

Tue Mar 04 14:45:35 UTC 2014

Environmental and Health Consequences

- Sulfur Dioxide (SO_2) has been associated with numerous respiratory illnesses & cardio vascular diseases
- SO_2 and NOx emissions are the primary causes of acid rain, which can cause significant harm to ecosystems and man made structures

Pollution Sources

- Commercial marine vessels are, by far, the largest source of Sulfur Dioxide in the mobile sector


U.S. SO2 Emissions (in Short Tons)(1)
Non-Road
Locomotives
Aircraft
On-Road
Comm. Marine Vessels
0
20,000
40,000
60,000
80,000

Omega produces approximately <u>45 – 50 million gallons VGO</u> which meet the 0.1% sulfur spec

(1) Source: US EPA

SIGNIFICANT OPERATING LEVERAGE*

Assumptions
- $28M NOL is fully utilized and Vertex is taxed at 37.5%
- No future development at the Myrtle Grove facility or development of packaged products at the Bakersfield blending site

	Scenario 1		Scenario 2	
	Current Pricing		Improved Pricing	
	Low	High	Low	High
UMO Processed	**115,000,000**	**125,000,000**	**115,000,000**	**125,000,000**
Direct Collections	*25M (22%)*	*30M (24%)*	*25M (22%)*	*30M (24%)*
R-refined Products	**110,000,000**	**120,000,000**	**110,000,000**	**120,000,000**
Revenue:	440,000,000	500,000,000	450,000,000	505,000,000
Gross Profit	77,000,000	90,000,000	95,000,000	110,000,000
Gross Margin %	*18%*	*18%*	*21%*	*22%*
EBITDA	37,500,000	50,000,000	57,500,000	70,000,000
EBITDA Margin %	8.5%	10.0%	12.8%	13.9%
Diluted EPS	$0.60	$0.85	$1.00	$1.25
Avg. Commodity Pricing				
UMO	$1.72	$1.72	$1.64	$1.64
VGO	$2.80	$2.80	$2.95	$2.95
TCEP	$2.23	$2.23	$2.34	$2.34
Base Oil	$3.20	$3.20	$3.20	$3.20

Scenario 2 illustrates an improvement in prices for UMO, VGO, and TCEP from current levels (approximately 5%)

Pricing Improvements
- 4.6% ($0.08) decrease in UMO price
- 5.4% ($0.15) increase in VGO price
- 4.9% ($0.11) increase in TCEP price
- No change to base oil prices

* Represents management's target objectives only and does not constitute a financial forecast or projection of future company performance

CAPITAL STRUCTURE

Shares Outstanding (as of 3/31/14 unless noted)	
Basic Shares *(As of 5/7/14)*	22,514,739
Warrants *(Weighted Avg Strike Price - $1.75)*	6,250
Options under $10.00 *(Weighted Avg Strike Price - $1.87)*	1,939,417
Options above $10.00 *(Weighted Avg Strike Price - $17.36)*	817,667
Convertible Preferred *(As-If Converted)*	819,000
Omega Shares at Second Closing *(assumes second closing occurs)*	1,500,000
Fully Diluted Shares (1)	27,597,073

1. Excludes potential Omega earn-out shares
2. At the time of the Omega first closing

ProForma Bank Debt(2)	
Term Debt	$40,000,000
Revolving line of Credit ($20M)	$0

INVESTMENT HIGHLIGHTS

- Second largest advanced processor of used motor oil in the United States processing over 110 million gallons
- Combination with Omega is highly synergistic and creates an organization with deep vertical integration across the UMO value chain
- Regionally focused model with two strategic hubs located in the gulf and the west coast
  - Opportunity to optimize transportation costs and layer direct collection and other processing capabilities to capture additional margin in each footprint
- Favorable macro tailwinds and upcoming marine regulations may create a multiplier effect on gross profit



Shipping regulations
Finished Good Price
Feedstock Cost
Cheap Natural Gas
Multiplier Effect On Gross Profit

- Proprietary TCEP process is a high-yield, low-CAPEX, re-refining process technology that transforms used motor oil and potentially other by-products into high-value, low-sulfur fuels
- Highly experienced management team and world-class engineering group

APPENDIX

OVERVIEW OF OMEGA

MARRERO

- Originally constructed in 1992 by Chevron Texaco and located in Louisiana
- Through significant engineering and operations improvements, including the installation of an evaporator unit, Omega substantially increased the facility's daily throughput
  - Pre Omega: ~100,000 GPD
  - Post Omega: 180,000+ GPD
- Based on continued improvements, Omega estimates annual throughput to be over 60+ million gallons of UMO, yielding 48+ million gallons of VGO





MYRTLE GROVE

- Omega is currently leasing and developing approximately 45 acres of land on the Gulf Coast in Myrtle Grove, LA
  - Located 26 miles from Marrero and could be used as a future base oil or white oil / solvent production facility, receiving VGO from Marrero facility
  - Site will have 9 million gallons of storage and is currently accessible by truck
  - Other existing infrastructure includes office and maintenance buildings, lab, control room, and process area with existing piling & concrete, loading & unloading, and fire protection for process area
  - Barge and rail access are subject to permit approval
  - Landlord will operate waste water treatment





BANGO

- The Bango facility commenced operations in 2006
  - The facility originally lacked sufficient infrastructure and by 2011 was unable to sustain ongoing losses
- Omega began leasing the Bango plant in 2010 and implemented substantial improvements to increase throughput:
  - Pre Omega: 17,500 GPD
- Omega forecasts the Bango facility to reach north of 65,000 GPD – 23+ million gallons annualized
- Bango is strategically located to serve the West Coast lubricants and base oil markets
  - The facility has rail and truck access and is located approximately 75 miles from the CA border





GOLDEN STATE

- For purposes of operating a strategic blending facility on the West Coast, in 2012 Omega leased the blending facility at a former Tricor refinery in Bakersfield, CA
  - Possesses a state-of-the-art quality control laboratory
  - 56 storage tanks containing just under 5 million gallons of storage capacity
  - Excellent rail and trucking access and unloading slots
- The primary blending and storage area is in excellent condition and is located on concrete slabs and diked to prevent potential environmental issues





OVERVIEW OF VERTEX

VERTEX DIVISIONS

Black Oil

THE BLACK OIL DIVISION COLLECTS, AGGREGATES, PROCESSES, AND SELLS USED MOTOR OIL AND FINISHED PRODUCTS

- Collection – Own and operate a fleet of vehicles which collects used motor oil from a network of approximately 5,000 generators
  - 11M gallons collected during the last twelve months
- Aggregation – Purchase 3rd party barrels of used oil from a network of approximately 50 collectors across the U.S.
  - ~34.8 million gallons aggregated over the last twelve months
- Re-refining – Process used motor oil in-house using proprietary TCEP technology
  - Produced 26.8 million gallons of TCEP over the last 12 months
- Sales – Sale of used motor oil and re-refined products.

LTM Revenue: $88.3M (50.5% of total)

LTM Gross Profit: $6.6M (7.5% Margin)

Refining & Marketing

The Refining and Marketing division aggregates and manages the refining of off-specification petroleum and chemical products and sells the re-refined products to end customers

- Obtain feedstock from commercial sources including pipeline operators, refineries, chemical processing facilities and third-party providers
- Processing completed with KMTEX, a 3rd party refinery
- Produce Various End Products:
  - Gasoline blendstock – raw gasoline sold to blenders
  - Pygas – feedstock used by chemical companies
  - Fuel oil cutter stock – used in residual blends

LTM Revenue: $66.7M (38.2% of total)

LTM Gross Profit: $6.2M (9.3% Margin)

Recovery

The Recovery division provides hydrocarbon stream recovery and management solutions as well as industrial dismantling, demolition and decommissioning services

- Through this division, Vertex owns 8 trucks and heavy equipment used for processing, shipping and handling of reusable equipment
- These services are currently provided in 13 states, primarily in the Gulf Coast and Midwest
- In the previous 12 months, this division aggregated approximately 4.3 million gallons of used motor oil and other petroleum by-product feed-stocks

LTM Revenue: $19.8M (11.4% of total)

LTM Gross Profit: $5.2M (26.3% Margin)

** Last twelve months, or LTM, refers to the twelve month period ended 3/31/14*

PROPRIETARY TCEP TECHNOLOGY

Thermal Chemical Extraction Process (TCEP)

- Patent pending process that extracts impurities from used motor oil using thermal and chemical dynamics
- Produces a low viscosity end product which is currently used as a fuel oil cutterstock
- Produced 27 million gallons of finished product during the twelve months end March 31, 2014



TCEP Advantages Over Traditional Re-Refineries

- Significantly lower capital expenditures
  - Estimated cost to build a TCEP plant with capacity of 25 - 50 million gallons is $10 - $15 million, whereas a similarly sized base oil plant with vacuum distillation towers and a hydrotreater can cost in excess of $50 million.
- Higher yield and lower operating costs (less energy requirements)
- Potential to develop the technology and produce higher-quality end-products, including base oil
- Key advantage to deploying our regional model strategy

FACILITIES

IN-HOUSE PROCESSING
CEDAR MARINE TERMINAL – TCEP FACILITY
BAYTOWN, TX

THIRD-PARTY REFINERY
KMTEX
PORT ARTHUR, TX


Google



Reconciliation of Adjusted EBITDA

ADJUSTED EBITDA RECONCILIATION

	Fiscal Year Ended				Three Months Ended as of Mar 31		LTM as of Mar 31
	2010	2010	2012	2013	2013	2014	2014
Reconciliation of net income (loss) to adjusted EBITDA:					(unaudited)		(unaudited)
Net Income (Loss)	$1,228,426	$5,753,515	$3,658,267	$8,311,432	$1,083,595	$881,146	$8,108,983
Plus: Total Other Expense (Income)	(102,586)	62,686	133,624	439,771	121,577	75,441	393,635
Plus: Income Tax Expense (Benefit)	20,797	(1,841,813)	(1,400,641)	(1,700,000)	6,502	-	(1,706,502)
Plus: Stock Based Compensation Expense	182,321	138,859	178,968	175,152	48,054	51,224	178,322
Plus: Acquisition Related Expenses	-	-	1,256,576	53,742	36,592	600,412	617,562
Plus: Depreciation and Amortization	145,977	161,048	711,555	2,320,735	532,718	732,677	2,520,694
Less: Reduction of Contingent Liability	-	-	-	(2,238,750)	-	-	(2,238,750)
Adjusted EBITDA	$1,474,935	$4,274,295	$4,538,349	$7,362,082	$1,829,038	$2,340,900	$7,873,944

The Company believes supplementing its consolidated financial statements presented in accordance with GAAP with non-GAAP measures provides investors with useful information regarding the Company's short-term and long-term trends. Adjusted EBITDA is derived from GAAP results by excluding the non-cash impact related to depreciation and amortization, stock based compensation expenses, and the reduction in contingent liability. The Company excludes this non-operating, non-cash impact, as the Company believes it is not indicative of its core operating results or future performance. Items excluded are generally one-time items or items whose timing or amount cannot be reasonably estimated. Adjusted EBITDA also excludes costs incurred in connection with the Company's acquisition related expenses. The Company excludes this cost because the Company believes that it is not indicative of the Company's core operating results or future performance.

Adjusted EBITDA and other non-GAAP financial measures used and presented by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Investors should consider non-GAAP measures in addition to, and not as a substitute for, or as superior to, financial performance measures prepared in accordance with GAAP. The above table presents reconciliations of net income to adjusted EBITDA.